Exhibit 21

                  SUBSIDIARIES OF COLLINS & AIKMAN CORPORATION

COMPANY                                                                                                        JURISDICTION
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
Collins & Aikman Products Co.                                                                                      Delaware
      The Akro Corporation                                                                                         Delaware
      Carcorp, Inc.                                                                                                Delaware
      Cepco, Incorporated                                                                                          Delaware
      Collins & Aikman Asset Services, Inc.                                                                        Delaware
           CW Management Corporation(1)                                                                            Delaware
           Hopkins Services, Inc.(2)                                                                              Minnesota
           SAF Services Corporation(3)                                                                             Delaware
      Collins & Aikman Automotive International, Inc.                                                              Delaware
      Collins & Aikman Carpet & Acoustics (MI), Inc.                                                               Delaware
      Collins & Aikman Carpet & Acoustics (TN), Inc.                                                              Tennessee
      Collins & Aikman Export Corporation                                                                 U.S. Virgin Isles
      Collins & Aikman Holdings Canada Inc.                                                                          Canada
           Collins & Aikman Canada Inc.                                                                              Canada
                Collins & Aikman Carpet & Acoustics (Canada) Inc.                                                    Canada
                Imperial Wallcoverings (Canada) Inc.                                                                 Canada
      Collins & Aikman International Corporation                                                                   Delaware
           Collins & Aikman Europe, Inc.                                                                           Delaware
                Collins & Aikman (Gibraltar) Limited                                                    Gibraltar/Delaware
                      Collins & Aikman Europe S.A.                                                               Luxembourg
                           C&A (Gibraltar)                                                                        Gibraltar
                           Collins & Aikman Automotive Holding GmbH                                                 Germany
                               Collins & Aikman Automotive Systems GmbH                                             Germany
                               Dura Convertible Systems GmbH                                                        Germany
                           Collins & Aikman Automotive Systems S.A.(4)                                                Spain
                           Collins & Aikman Holding AB(5)                                                            Sweden

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              (1) 10% owned by Willis Corroon Corporation of North Carolina

              (2) 10% owned by by O'Brien & Gere of North America, Inc.

              (3) 10% owned by Unicare, Inc.

              (4) One share owned by J. Michael Stepp

              (5) 50% owned by Collins & Aikman Products Co.

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                               Collins & Aikman Automotive Systems N.V.                                             Belgium
                               Collins & Aikman Automotive System AB                                                 Sweden
                           Collins & Aikman Products GmbH                                                           Austria
                           Collins & Aikman Holdings Limited                                                 United Kingdom
                               Collins & Aikman Automotive Systems Limited                                   United Kingdom
                                    Collins & Aikman Automotive Carpet Products (UK) Limited(1)              United Kingdom
                               Collins & Aikman Europe Limited                                               United Kingdom
                               Abex Plastic Products Limited                                                 United Kingdom
                               Kigass Engineering Limited                                                    United Kingdom
                               Manchester Kigass International Limited(1)                                    United Kingdom
                               Premier Springs & Pressings Limited                                           United Kingdom
                Collins & Aikman Europe B.V.                                                                    Netherlands
           Collins & Aikman Holdings, S.A. de C.V.(2)                                                                Mexico
                Amco de Mexico, S.A. de C.V.                                                                         Mexico
                Collins & Aikman de Mexico, S.A. de C.V.(3)                                                         Mexico
                Collins & Aikman Carpet & Acoustics, S.A. de C.V.                                                    Mexico
                Dura Convertible Systems de Mexico, S.A. de C.V.(4)                                                  Mexico
      Collins & Aikman Plastics, Inc.                                                                              Delaware
           Collins & Aikman Plastics, Ltd.                                                                           Canada
           Hughes Plastics, Incorporated                                                                           Michigan
      Collins & Aikman Properties, Inc.                                                                            Delaware
           Sequoia Pacific Development Company                                                                     Delaware
      Dura Convertible Systems, Inc.                                                                               Delaware
           Amco Convertible Fabrics, Inc.                                                                          Delaware
      Gamble Development Company                                                                                  Minnesota
      Grefab, Inc.                                                                                                 New York
      JPS Automotive L.P.(5)                                                                                       Delaware
           Cramerton Automotive Products, Inc.                                                                     Delaware
           JPS Automotive Products Corp.                                                                           Delaware
           JPS Mexico Corporation                                                                                  Delaware
      Ole's, Inc.                                                                                                California
           Ole's Nevada, Inc.                                                                                        Nevada
      PACJ, Inc.                                                                                                   Delaware
      Simmons Universal Corporation                                                                                Delaware
      Wickes Asset Management, Inc.                                                                                Delaware
      Wickes Manufacturing Company                                                                                 Delaware
           Wickes Products, Inc.                                                                                   Delaware
      Wickes Realty, Inc.                                                                                          Delaware


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              (1) 50% owned by Kigass Engineering Limited

              (2) One share owned by Habinus Trading Company

              (3) One share owned by The Akro Corporation

              (4) One share owned by Dura Convertible Systems, Inc.

              (5) General partner interest owned by PACJ, Inc.